Exhibit 10.4

SECOND AMENDMENT TO PREFERRED EQUITY PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO PREFERRED EQUITY PURCHASE AGREEMENT (this “Amendment”), dated September [●], 2025, is entered into by and among the investment entities named on the signature pages hereto (each, an “Investor” and collectively, the “Investors”) and APPLIED DIGITAL CORPORATION, a company incorporated under the laws of the State of Nevada (the “Company”). Capitalized terms used in this Amendment and not otherwise defined herein have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

WHEREAS, the Investors and Company are parties to that certain Preferred Equity Purchase Agreement, dated as of April 30, 2025, as amended by that certain First Amendment, dated as of August 14, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), pursuant to which, the Company issued and sold shares of the Preferred Stock to the Investors;

WHEREAS, Section 12.02 of the Purchase Agreement provides that any provision of the Purchase Agreement may be amended by an instrument in writing signed by the Parties;

WHEREAS, the Parties desire to amend the Purchase Agreement on the terms and conditions hereafter set forth; and

WHEREAS, in connection with the execution of this Amendment, the Company will file the Certificate of Amendment to the Certificate of Designation of Powers, Preferences and Relative, Participating, Optional and Other Restrictions attached hereto as Exhibit A.

NOW, THEREFORE, in exchange for good and valuable consideration, the sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Amendments to the Purchase Agreement. The Purchase Agreement is hereby amended as follows:

1.1 The first recital to the Purchase Agreement is hereby amended to remove the reference to “$300 million” and replace it with “$450 million”.

1.2 The definition of “Commitment Amount” is hereby amended to remove the reference to “$300,000,000” and replace it with “$450,000,000”.

1.3 The second sentence of Section 6.02(a) is hereby amended to (a) remove the reference to “September 22, 2025” and replace it with “October 10, 2025” and (b) remove the reference to “12,480,000” and replace it with “16,320,000”.

1.4 Section 10.01(a) is hereby amended to remove the reference to “August 14, 2028” and replace it with “September [●], 2028”.

1.5 Annex I is hereby amended and restated in its entirety as attached hereto.

2. Miscellaneous.

2.1 Amendment to Certificate of Designation. The Company has proposed to amend the Certificate of Designation by filing the Certificate of Amendment to the Certificate of Designation of Powers, Preferences and Relative, Participating, Optional and Other Restrictions as set forth in Exhibit A, attached hereto.

2.2 Ratification of Purchase Agreement; Full Force and Effect; Conflicts. Other than as expressly modified pursuant to this Amendment, all of the terms, conditions and other provisions of the Purchase Agreement are hereby ratified and confirmed and shall continue to be in full force and effect in accordance with their respective terms. No reference to this Amendment need be made in any instrument or document making reference to the Purchase Agreement, and any reference to the Purchase Agreement in any such instrument or document shall be deemed a reference to the Purchase Agreement as amended hereby. This Amendment shall apply and be effective only with respect to the provisions of the Purchase Agreement specifically referred to herein.

2.3 Other Matters. The provisions of Article IX (Choice of Law/Jurisdiction), Article XI (Notices), Section 12.01 (Counterparts), Section 12.02 (Entire Agreement; Amendments), Section 12.04 (Expenses) and Section 12.06 (Brokerage) of the Purchase Agreement shall apply mutatis mutandis to this Amendment.

[signature page follows]

2

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to the Preferred Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COMPANY:

APPLIED DIGITAL CORPORATION

By:
Name:	Saidal L. Mohmand
Title:	Chief Financial Officer

[Signature Page to the Second Amendment to the Preferred Equity Purchase Agreement]

[INVESTOR SIGNATURE PAGES TO SECOND AMENDMENT TO THE PREFERRED EQUITY PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to the Preferred Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

Name of Investor: ________________________________________________________

Signature of Authorized Signatory of Investor: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Authorized Signatory: ______________________________________________

Address for Notice to Investor:

EXHIBIT A

CERTIFICATE OF AMENDMENT TO CERTIFICATE OF DESIGNATION

[Attached]

ANNEX I

INVESTOR ALLOCATIONS